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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): September 27, 1999


                               DOCUMENTUM, INC.
            (exact name of registrant as specified in its charter)

                                    0-27358
                           (Commission file number)



              Delaware                                 95-4261421
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

               6801 Koll Center Parkway, Pleasanton, California
                   (Address of principal executive offices)
                                  94566-3145
                                  (Zip Code)

     (Registrant's telephone number, including area code): (925) 600-6800

        (Former Name or Former Address, if Changed Since Last Report):
           5671 Gibraltar Drive, Pleasanton, California, 94588-8547
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Item 4.   Changes in Registrant's Certifying Accountants

          (a)  Previous Independent Accountants.

               (i) On September 27, 1999, PricewaterhouseCoopers L.L.P. resigned as the independent public accountants of Documentum, Inc. (the "Company").

               (ii) The reports of PricewaterhouseCoopers L.L.P. on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

               (iii) The resignation of PricewaterhouseCoopers L.L.P. as the independent public accountants of the Company was approved by the Company's audit committee.

               (iv) During the Company's two most recent fiscal years and through September 27, 1999, the Company has had no disagreements with PricewaterhouseCoopers L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers L.L.P. would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements of the Company for such years.

               (v) During the Company's two most recent years and through September 27, 1999, the Company has had no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

               (vi) The Company has provided PricewaterhouseCoopers L.L.P. with a copy of the disclosures contained in the report and requested that PricewaterhouseCoopers L.L.P. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in subsections (i), (ii), (iv) and (v) above. A copy of such letter, dated September 28, 1999, is filed as Exhibit 16.1 to this form 8-K.

Item 5.   Other Events

          On September 29, 1999, Documentum, Inc. announced a strategic global alliance with PricewaterhouseCoopers L.L.P.

Item 7.   Exhibits

          Exhibit No.    Description
          -----------    -----------

          16.1           Letter from PricewaterhouseCoopers L.L.P. dated
                         September 28, 1999.

          99.1           Documentum, Inc. press release dated September 29,
                         1999.


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                                   SIGNATURE


Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                               DOCUMENTUM, INC.
                               (Registrant)



Date: October 1, 1999          By: /s/ Mark S. Garrett
                               -----------------------
                               Mark S. Garrett
                               Vice President, and Chief Financial Officer
                               (Duly Authorized Officer and Principal Financial
                               Officer)

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                                 EXHIBIT INDEX


Exhibit No.    Description of Document
-----------    -----------------------

   16.1        Letter from PricewaterhouseCoopers L.L.P. dated September 28,
               1999.

   99.1        Documentum, Inc. press release dated September 29, 1999.


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